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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 28, 2006

                             THE TOPPS COMPANY, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                     000-15817                11-2849283
(State or other jurisdiction of  (Commission File Number)       (IRS Employer
         incorporation)                                      Identification No.)

         ONE WHITEHALL STREET, NEW YORK, NY                     10004-2109
      (Address of principal executive offices)                  (Zip Code)

                                  212-376-0300
              (Registrant's telephone number, including area code)

                  Check the appropriate box below if the Form 8-K filing is
intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

                  [ ] Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

                  [ ] Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CPR 240.14a-12)

                  [ ] Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

                  [ ] Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

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INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL
YEAR.

     A. On July 28, 2006, the stockholders of The Topps Company, Inc. (the
"Company") approved Proposal No. 2 contained in the Company's definitive proxy statement dated June 23, 2006 (the "Proxy Statement") to amend Article FIFTH of the Company's Restated Certificate of Incorporation (the "Restated Certificate")
in its entirety to eliminate the classification of the Board of Directors and to provide for an annual election of all directors beginning at the Company's 2007
Annual Meeting of Stockholders.

     B. Also on July 28, 2006, the stockholders of the Company approved Proposal
No. 3 contained in the Proxy Statement to amend Article EIGHTH of the Restated
Certificate in its entirety to permit stockholders holding in the aggregate at least 25% of the outstanding common stock of the Company to require the call of a special meeting of stockholders of the Company any time after the Company's
2007 Annual Meeting of Stockholders.

     C. On August 28, 2006, the Company filed its Second Amended and Restated
Certificate of Incorporation with the Secretary of State of the State of
Delaware to reflect the amendments discussed above. A copy of Company's Second
Amended and Restated Certificate in the form filed with the Secretary of State of the State of Delaware on August 28, 2006 is attached as Exhibit 3.1 to this
Current Report on Form 8-K and incorporated herein by reference.

     D. In connection with the amendments to the Restated Certificate described above, the Company has amended and restated its By-Laws to conform Article 11,
Section 3 thereof to Article EIGHTH of the Second Amended and Restated
Certificate of Incorporation of the Company. A copy of Company's Amended and
Restated By-Laws, as amended and restated through August 28, 2006, is attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 3.1       Second Amended and Restated Certificate of Incorporation

Exhibit 3.2       Amended and Restated By-Laws

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 30, 2006

                                         THE TOPPS COMPANY, INC.

                                         By:  /s/ Arthur T. Shorin
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                                              Name:  Arthur T. Shorin
                                              Title: Chief Executive Officer